LOAN AGREEMENT

      LOAN AGREEMENT (this "Agreement"), is made and entered into as of the 5th day of February 1999, by and between FINE AIR SERVICES CORP., a Delaware corporation (the "Lender"); INTERNATIONAL AIR LEASES OF PR, INC., a corporation organized and existing under the laws of the Commonwealth of Puerto Rico (the "Borrower"); and ANTHONY C. TIRRI, an individual ("Tirri").

                              W I T N E S S E T H :

      WHEREAS, the Borrower and Tirri have entered into a stock purchase agreement dated as of November 12, 1998 (the "Acquisition Agreement") with George Batchelor, an individual ("Batchelor"), pursuant to which the Borrower has agreed to purchase from Batchelor, and Batchelor has agreed to sell to the Borrower for $475.0 million, all of the shares of capital stock of International Air Leases, Inc., a Delaware corporation ("IAL"), Aircraft Leasing, Inc., a Delaware corporation ("ALI") and N304 Corp., a Delaware corporation ("N304"); and

      WHEREAS, through their direct and indirect Subsidiaries, IAL, ALI and N304 (collectively referred to herein as the "Companies") are engaged in the business of owning, leasing, operating and otherwise dealing in airframes, aircraft engines, components, rotables, accessories and parts for aircraft, airframes and aircraft engines of all types and descriptions, and, through the Arrow Air, Inc. ("Arrow") subsidiary of Air Flite Operations, Inc., operating a cargo airline (collectively, the "Business Operations"); and

      WHEREAS, on February 5, 1999, the Borrower and Tirri entered into a stock purchase agreement with the Lender (the "Stock Purchase Agreement"), pursuant and subject to the terms and conditions of which, the Lender agreed to purchase from Air Flite Operations, Inc., the sole stockholder of Arrow and a Subsidiary of IAL (the "Stockholder") 100% of the capital stock of Arrow (the "Arrow Stock") for $5.0 million, and the Borrower and Tirri agreed (subject only to consummation of the transactions contemplated by the Acquisition Agreement) to cause the Stockholder to sell the Arrow Stock to the Lender; and

      WHEREAS, on February 5, 1999, the Borrower and Tirri entered into an agreement of purchase and sale of assets with the Lender (the "Asset Purchase Agreement"), pursuant and subject to the terms and conditions of which, the Lender agreed to purchase from the Borrower, the Companies and such other direct and indirect Subsidiaries of the Companies, including AAA Interair, Inc. ("AAA Interair") who shall own record and beneficial title to the "Assets," as defined in such Asset Purchase Agreement (the "Asset Owners"), for $110.0 million, and the Borrower and Tirri agreed (subject only to consummation of the transactions contemplated by the Acquisition Agreement) to cause the Asset Owners to sell the Assets to the Lender; and

      WHEREAS, the Borrower and the Guarantors have requested the Lender provide to the Borrower a deposit against and advance of the purchase prices for the Arrow Stock and Assets, in the form of a short-term loan in the aggregate amount of $115,000,000 (the "Loan"), the proceeds of which Loan will be used by the Borrower to pay a portion to the purchase price to Batchelor under the Acquisition Agreement; and

      WHEREAS, it is the intention of the Borrower, the Guarantors and the Lender that the Loan shall be deemed to have been fully repaid by Borrower upon the delivery at the "Transaction Closing" (hereinafter defined) of the Arrow Stock and the Assets to the Lender, free and clear of all Liens and otherwise in accordance with the provisions of the Stock Purchase Agreement and the Asset Purchase Agreement; which Transaction Closing is conditioned only upon early termination of the waiting period under the Hart Scott Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act") or the consent of the Federal Trade Commission or Department of Justice (as the case may be) to consummation of such Transaction Closings; and

      WHEREAS, the Lender is willing and able to make such Loan to the Borrower on the terms and conditions of this Agreement;

      NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereby agree as follows:

I. DEFINITIONS

      Section 1.01 Defined Terms. In addition to the other terms defined elsewhere in this Agreement, as used herein, the following terms shall have the following meanings:

            "Affiliate" shall mean, with respect to any Person, any other Person in control of, controlled by, or under common control with the first Person, and any other Person who has a substantial interest, direct or indirect, in the first Person or any of its Affiliates, including, without limitation, any officer or director of the first Person or any of its Affiliates; for the purpose of this definition, a "substantial interest" shall mean the direct or indirect legal or beneficial ownership of more than five (5%) percent of any class of stock or similar interest.

            "Agreement" shall mean this Loan Agreement as it may from time to time be amended and/or supplemented.

            "Agreement Date" shall mean the date this Agreement is executed by the Lender, being the date set forth opposite the signature of the Lender on the signature page hereof.

            "Applicable Law" shall mean all applicable provisions of all (a) constitutions, statutes, ordinances, rules, regulations and orders of all governmental and/or quasi-governmental bodies, (b) Government Approvals, and (c) order, judgments and decrees of all courts and arbitrators.

            "Batchelor Collateral Agreements" shall mean, collectively, the Mortgage and Security Agreement, the $125.0 million Series A Secured Promissory Note, the Irrevocable and Unconditional Guaranty and the Pledge and Security Agreement, all dated of even date herewith, which have been delivered by the Borrower, the Guarantor and/or the Companies or their direct or indirect Subsidiaries to and in favor of Batchelor pursuant to the Acquisition Agreement, and all other agreements and instruments executed and delivered pursuant to the Acquisition Agreement to secure deferred obligations of the Borrower and the Guarantor to Batchelor pursuant to the terms thereof.

            "Batchelor Debt" shall mean all indebtedness for money borrowed and other liabilities of the Borrower and Tirri to Batchelor under the Acquisition Agreement and/or the Batchelor Collateral Agreements.

            "Borrower Stockholders" shall mean the collective reference to Tirri, Jean M. Tirri, John Ebert and the other Persons listed on Exhibit A annexed hereto and made a part hereof, who collectively are the record and beneficial owners of 100% of the issued and outstanding capital stock of the Borrowers, all in the amounts set forth on such Exhibit A.

            "Business Day" shall mean a day other than (a) a Saturday, (b) a Sunday, or (c) in the case of a day on which any payment hereunder is to be made in the State of New York, a day on which commercial banks in the State of New York are authorized or required by law to close.

            "Capital Expenditures" shall mean with respect to any Person, all expenditures of such Person for tangible assets which are capitalized, and the fair value of any tangible assets leased by such Person under any lease which would be a Capitalized Lease, determined in accordance with GAAP, including all amounts paid or accrued by such Person in connection with the purchase (whether on a cash or deferred payment basis) or lease (including Capitalized Lease Obligations) of any machinery, equipment, tooling, real property, improvements to real property (including leasehold improvements), or any other tangible asset of the Borrower which is required, in accordance with GAAP, to be treated as a fixed asset on the consolidated balance sheet of such Person.

            "Capitalized Lease" shall mean any lease which is or should be capitalized on the balance sheet of the lessee thereunder in accordance with GAAP.

            "Capitalized Lease Obligation" shall mean with respect to any Person, the amount of the liability which reflects the amount of future payments under all Capitalized Leases of such Person as at any date, determined in accordance with GAAP.

            "Code" shall mean the Internal Revenue Code of 1986, and the rules and regulations promulgated thereunder, as in effect from time to time.

            "Contract" shall mean any indenture, agreement (other than this Agreement), other contract lease, license, instrument, or certificates of incorporation, in which the Borrower, any of the Companies or any direct or indirect Subsidiary of any of the Companies is a party, a lessor, lessee, or licensee.

            "Default" shall mean any of the events specified in Article VII hereof, whether or not any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

            "DOT" shall mean the United States Department of Transportation.

            "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as in effect from time to time.

            "ERISA Affiliate" shall mean, with respect to any Person, any other Person which is under common control with the first Person within the meaning of
Section 414(b) or 414(c) of the Code.

            "Event of Default" shall mean any of the events specified in Article VII hereof, provided that any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

            "FAA" shall mean the Federal Aviation Authority.

            "Fiscal Year" shall mean the fiscal year of the Borrower and its consolidated Subsidiaries which ends on December 31st of each year.

            "GAAP" shall mean generally accepted accounting principles in the United States of America, consistently applied, unless the context otherwise requires, with respect to any financial terms, ratios or covenants contained herein, as then in effect with respect to the preparation of financial statements.

            "Guarantors" shall mean Tirri and the other Persons who shall have executed the Guaranty in favor of the Lender.

            "Guaranty" shall mean the unconditional and irrevocable guaranty executed by each of (a) Tirri, Jean Tirri and John Ebert, individually and collectively, and as the record and beneficial owners of 49%, 2% and 49%, respectively, of the issued and outstanding shares of capital stock of the Borrower, (b) the Companies, and (c) each of the other direct and indirect Subsidiaries of the Companies, all in the form of Exhibit B annexed hereto and made a part hereof.

            "Government Approval" shall mean an authorization, consent, non-action, approval, license or exemption of, registration or filing with, or report to, any governmental or quasi-governmental department, agency, body or other unit, including without limitation, approval by the governmental authority having jurisdiction over the Borrower's HSR Act filing and approval of the FAA and the DOT.

            "Guaranteed" or to "Guarantee", as applied to any Indebtedness or Liability, shall mean and include: (a) a guaranty, directly or indirectly, in any manner, including by way of endorsement (other than endorsements of negotiable instruments for collection in the ordinary course of business), of any part or all of such obligation, and (b) an agreement, contingent or otherwise, and whether or not constituting a guaranty, assuring, or intended or the practical effect of which is to assure, the payment or performance (or payment of damages in the event of non-performance) of any part or all of such obligation whether by (i) the purchase of securities or obligations, (ii) the purchase, sale or lease (as lessee or lessor) of property, or the purchase or sale of services, primarily for the purpose of enabling the obligor with respect to such obligation to make any payment or performance (or payment of damages in the event of non-performance) of or on account of any part or all of such obligation, or to assure the owner of such obligation against loss, (iii) the supplying of funds to or in any other manner investing in the obligor with respect to such obligation, (iv) the repayment of amounts drawn down by beneficiaries of letters of credit not arising out of the import of goods, (v) the supplying of funds to or investing in a Person on account of all or any part of such Person's obligation under a Guaranty of any such obligation or indemnifying or holding harmless, in any way, such Person against any part or all of such obligation, or (vi) otherwise.

            "Investment", as applied to the Borrower or any Subsidiary, shall mean: (a) any shares of capital stock, assets, evidence of Indebtedness or other security issued by any other Person to the Borrower or any Subsidiary, (b) any loan, advance or extension of credit to, or contribution to the capital of, any other Person, other than credit terms extended to customers in the ordinary course of business, (c) any Guaranty of any indebtedness or liability of any other Person, (d) any obligation owed to the Borrower or any Subsidiary secured by a Lien on, or payable out of the proceeds of production from, any property of any other Person, whether or not such obligation shall have been assumed by such Person, (e) any other investment by the Borrower or any Subsidiary in any assets or securities of any other Person, and (f) any commitment to make any Investment.

            "Joinder and Assumption Agreement" shall mean the Joinder and Assumption Agreement to be entered into on the date of the Transaction Closings between the Lender and the Companies, AAA Interair and the other Asset Owners who are Subsidiaries of the Borrower.

            "Lien", as applied to the property or assets (or the income or profits therefrom) of the Borrower or any Subsidiary, shall mean (in each case, whether the same is consensual or nonconsensual or arises by contract, operation of law, legal process or otherwise): (a) any mortgage, lien, pledge, attachment, assignment, deposit arrangement, encumbrance, charge, lease constituting a Capitalized Lease Obligation, conditional sale or other title retention agreement, or other security interest or encumbrance of any kind in respect of any property (including, without limitation, stock of any Subsidiary) of the Borrower or any Subsidiary, or upon the income or profits therefrom, (b) any arrangement, express or implied, under which any property of the Borrower or any Subsidiary is transferred, sequestered or otherwise identified for the purpose of subjecting or making available the same for the payment of indebtedness or the performance of any other liability in priority to the payment of the general, unsecured creditors of the Borrower or any Subsidiary, (c) any indebtedness which remains unpaid more than five (5) calendar days after the same shall have become due and payable and which, if unpaid, might by law (including but not limited to bankruptcy or insolvency laws) or otherwise be given any priority whatsoever over the general, unsecured creditors of the Borrower or any Subsidiary, (d) any agreement (other than this Agreement) or other arrangement, express or implied, which, directly or indirectly, prohibits the Borrower or any Subsidiary from creating or incurring any Lien on any of its properties or assets or which conditions the ability to do so on the security, on a pro rata or other basis, of indebtedness other than indebtedness outstanding under this Agreement, and (e) any arrangement, express or implied, under which any right or claim of the Borrower or any Subsidiary is subject or subordinated in any way to any right or claim of any other Person.

            "Loan" shall mean the loan in the principal amount of $115,000,000 to be made by the Lender to the Borrower pursuant to this Agreement.

            "Loan Documents" shall mean the collective reference to this Agreement, the Note, the Guaranty, the Mortgage and Security Agreement and the Pledge Agreement.

            "Management Agreement" shall mean the Management Agreement to be entered into on the date of the Transaction Closings between the Lender and the Borrower and certain Subsidiaries of the Borrower.

            "Maturity Date" shall mean the earlier to occur of (a) the date on which the Transaction Closings shall occur, or (b) April 1, 1999.

            "Mortgage and Security Agreements" shall mean the Mortgage and Security Agreements, dated of even date herewith, among those of the Companies and the Asset Owners who own title to the Assets, granting to the Lender a first priority Lien on the Assets and the Additional Assets (as defined in the Asset Purchase Agreement), all in the form of Exhibit C annexed hereto and made a part hereof.

            "Note" shall mean the Promissory Note, dated the Agreement Date, in the principal amount of $115,000,000 issued by the Borrower and payable to the order of the Lender, to represent the Loan, in substantially the form of Exhibit D annexed hereto, as same may be amended or supplemented from time to time in accordance therewith.

            "Obligations" shall mean the collective reference to all indebtedness and other liabilities and obligations of every kind and description owed by the Borrower, the Guarantors, the Companies and/or the Asset Owners to the Lender from time to time under or pursuant to this Agreement, the Note, the Stock Purchase Agreement, the Asset Purchase Agreement any exhibit or schedule hereto and thereto, however evidenced, created or incurred, fixed or contingent, now or hereafter existing, due or to become due.

            "Permitted Liens" shall mean those Liens expressly permitted pursuant to Section 6.02 below.

            "Person" shall mean any individual, partnership, corporation, limited liability company, banking association, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

            "Pledge Agreement" shall mean the Pledge Agreement between each of the Borrower Stockholders, the Borrower and the record owners of 100% of the shares of capital stock of the Subsidiaries of the Borrower, as pledgors, and the Lender, as pledgee, substantially in the form of Exhibit E annexed hereto and made a part hereof.

            "Subsidiary" or "Subsidiaries" shall mean the individual or collective reference to any corporation, limited liability company or other entity of which 50% or more of the outstanding shares of stock or other equity interests of each class having ordinary voting power and/or rights to profits (other than stock having such power only by reason of the happening of a contingency) is at the time owned by the Borrower, directly or indirectly through one or more Subsidiaries of the Borrower.

            "Transaction Closings" shall mean the date of the Closings of the Lender's purchase of the Arrow Stock and the Assets following the date hereof, in accordance with the provisions of the Stock Purchase Agreement and the Asset Purchase Agreement; which Transaction Closings shall be conditioned only upon receipt of written notice of early termination of the applicable waiting period under the Hart Scott Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act") or the consent of the Federal Trade Commission or Department of Justice (as the case may be) to consummation of such Transaction Closings (the "HSR Condition").

            "Transaction Security Agreement" shall mean the Mortgage and Security Agreements, to be dated the date of the Transaction Closings, and to be delivered under the Asset Purchase Agreement, in substantially the form of Exhibit D to the Asset Purchase Agreement.

      Section 1.02 Use of Defined Terms. All terms not otherwise defined in this Agreement shall have their defined meanings when used in the Asset Purchase Agreement and all certificates, reports or other documents made or delivered pursuant to his Agreement, unless otherwise defined therein or unless the specific context shall otherwise require.

      Section 1.03 Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP.

II. GENERAL TERMS

      Section 2.01 The Loan.

            (a) Subject at all times to all of the terms and conditions of this Agreement, the Lender hereby agrees to make a single loan to the Borrower, in the principal amount of $115,000,000. The entire principal balance of the Loan shall be due and payable in a single payment (together with any unpaid accrued interest) on the Maturity Date, except to the extent sooner due and payable in accordance with any other provisions of this Agreement.

            (b) The Borrower shall pay the Lender interest on the Loan at the rate(s) per annum as in effect from time to time in accordance with the Note. Such interest shall be payable, in accordance with the Note, monthly in arrears on the last day of each calendar month commencing February 28, 1999 (or sooner as provided in the Note), and shall be computed on the unpaid principal balance of the Loan, based on a three hundred sixty (360) day year counting the actual number of days in each month.

            (c) The Borrower shall have the right to prepay the Loan in whole or in part, without premium or penalty, at any time and from time to time. Each such prepayment shall be accompanied by payment of all unpaid accrued interest on the principal amount being prepaid, accrued to the date of prepayment. Any amounts prepaid may not be reborrowed.

            (d) Subject to the requirement of earlier payment by reason of an Event of Default, the Borrower shall pay the Note in full, together with all accrued interest thereon, on or prior to the Maturity Date.

            (e) The Loan shall be evidenced by the Note, the terms and conditions of which are hereby incorporated herein by reference and made a part hereof.

      Section 2.02 Use of Proceeds. The Borrower shall utilize the proceeds of the Loan solely to pay a portion of the purchase price for the capital stock of IAL, ALI and N304 from Batchelor pursuant to the Acquisition Agreement.

      Section 2.03 Further Obligations. With respect to all Obligations for which the interest rate is not otherwise specified herein (whether such Obligations arise hereunder, pursuant to the Note, or otherwise), such Obligations shall bear interest at the rate(s) in effect from time to time pursuant to the Note.

      Section 2.04 Obligations Unconditional. The payment and performance of the Note and all other Obligations shall constitute the absolute and unconditional obligations of the Borrower and the Guarantors, and shall be independent of any defense or rights of set-off, recoupment or counterclaim which the Borrower or any of the Guarantors might otherwise have against the Lender. All payments required to be paid to the Lender under this Agreement and/or the Note, the Stock Purchase Agreement or the Asset Purchase Agreement shall be paid free of any deductions or withholdings and without abatement, diminution or set-off, except as otherwise provided in the Note.

      Section 2.05 Reversal of Payments. To the extent that any payment or payments made to or received by the Lender pursuant to this Agreement or the Note are subsequently invalidated, declared to be fraudulent or preferential, set aside, or required to be repaid to any trustee, receiver or other person under any state or federal bankruptcy or other such law, then, to the extent thereof, such amounts shall be revived as Obligations and continue in full force and effect hereunder as if such payment or payments had not been received by the Lender.

III. REPRESENTATIONS AND WARRANTIES

      The Borrower hereby makes, on behalf of itself and each of the Guarantors, the following representations and warranties to the Lender, all of which representations and warranties shall survive the Agreement Date, the delivery of the Note and the making of the Loan, and are as follows:

      Section 3.01 Financial Matters.

            (a) The Borrower has heretofore furnished to the Lender audited consolidated financial statements (including balance sheets, statements of income and statements of cash flows) of the Companies and their Subsidiaries as at December 31, 1996 and December 31, 1997, and the internal unaudited consolidated financial statements of the Companies and their Subsidiaries as of September 30, 1998 and for the nine (9) months then ended (collectively, the "Financial Statements").

            (b) The Financial Statements have been prepared in accordance with GAAP on a consistent basis for all periods (subject, in the case of unaudited statements, to the absence of full footnote disclosures, and to normal audit adjustments which are not expected to be material), are complete and correct in all material respects, and fairly present the consolidated financial condition of the Companies and their Subsidiaries as at said dates, and the results of their operations for the periods stated. The books of account and other financial records of the Borrower and its Subsidiaries have been maintained in accordance with sound business practices.

            (c) The Borrower, the Companies and their Subsidiaries do not have any liabilities, obligations or commitments of any kind or nature whatsoever, whether absolute, accrued, contingent or otherwise (collectively "Liabilities and Contingencies"), including, without limitation, Liabilities and Contingencies under employment agreements and with respect to any "earn-outs", stock appreciation rights, or related compensation obligations, except: (i) Liabilities and Contingencies disclosed in the Financial Statements or footnotes thereto, (ii) Liabilities and Contingencies owed to Batchelor, all of which are disclosed in the Acquisition Agreement and exhibits thereto (true copies of which have been furnished to Lender); (iii) Liabilities and Contingencies not incurred in the ordinary course of the Business Operations, all of which (and the amounts thereof, to the extent determinable), to the extent in excess of $500,000 in the aggregate as to all such Liabilities and Contingencies, are disclosed on Schedules to this Agreement or to the Asset Purchase Agreement,
(iv) Liabilities and Contingencies incurred in the ordinary course of business and consistent with past practice since the date of the most recent Financial Statements, which are not required to be disclosed on Schedules to this Agreement, or (v) those Liabilities and Contingencies which are not required to be disclosed under GAAP.

            (d) Since the date of the most recent Financial Statements and except as set forth on Schedule 1 annexed hereto, there has been no material adverse change in the condition (financial or otherwise), assets, liabilities, reserves, business, prospects, management or Business Operations of the Borrower, the Companies or any of their Subsidiaries, including, without limitation, the following:

                  (i) there has been no change, claim, fine, levy, injunction, grounding or other action taken, made or asserted against the Borrower, any of the Companies or any of their Subsidiaries by the FAA, the DOT or any other federal or state agency regulating the aviation industry or the Business which has not been fully paid or satisfied;

                  (ii) no debts, other than intercompany debts, have been cancelled, no claims or rights of substantial value have been waived and no properties or assets (real, personal or mixed, tangible or intangible) have been sold, transferred, or otherwise disposed of by the Borrower, the Companies or any Subsidiary except in the ordinary course of business and consistent with past practice;

                  (iii) there has been no change in any method of accounting or accounting practice utilized by the Borrower, the Companies or any Subsidiary;

                  (iv) no material casualty, loss or damage has been suffered by the Borrower, the Companies or any Subsidiary, regardless of whether such casualty, loss or damage is or was covered by insurance; and

                  (v) no action described in this Section 3.01(e) has been agreed to be taken by the Borrower or any Subsidiary.

      Section 3.02 Organization; Corporate Existence.

            (a) The Borrower (i) is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Puerto Rico,
(ii) has all requisite corporate power and authority to own its properties and to carry on its business as now conducted and as proposed hereafter to be conducted, (iii) is not required to be qualified to do business as a foreign corporation in any jurisdiction in which the failure to be so qualified would have a material adverse effect on the business, operations, properties, assets or condition, financial or otherwise, of the Borrower or any Subsidiary, and
(iv) has all requisite corporate power and authority to execute and deliver, and perform all of its obligations under, this Agreement and the Note. True and complete copies of the Certificate of Incorporation of the Borrower and each Subsidiary, as amended and restated to date, and the By-Laws of the Borrower and each Subsidiary, together with all amendments thereto, have been furnished to the Lender.

            (b) Schedule 2 annexed hereto sets forth, with respect to each Subsidiary on the Agreement Date, (i) its proper legal name, (ii) its jurisdiction of incorporation or formation, (iii) the jurisdictions in which it is qualified to do business as a foreign entity, (iv) the number of shares of capital stock or ownership interests outstanding, and (v) the owner(s) of such outstanding capital stock or other ownership interests. Each of the Subsidiaries
(A) is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, (B) has all requisite power and authority to own its properties and to carry on its business as now conducted and as proposed hereafter to be conducted, and (C) and is not required to be qualified to do business as a foreign entity in any jurisdiction in which it is not so qualified and the failure to be so qualified would reasonably be expected to have a material adverse effect on the business, financial condition, assets or properties of such Subsidiary. True and complete copies of the organizational documents of each Subsidiary, together with all amendments thereto to the date hereof, have been furnished to the Lender.

      Section 3.03 Authorization. The execution, delivery and performance by the Borrower and each of the Guarantors of their respective Obligations under each of the Loan Documents have been duly authorized by all requisite corporate action and will not, either prior to or as a result of the consummation of the transactions contemplated by this Agreement: (a) violate any provision of Applicable Law, any order of any court or other agency of government, any provision of the Certificate of Incorporation or By-Laws of the Borrower or any organizational document of any of the Subsidiaries, or any Contract, indenture, agreement or other instrument to which the Borrower or any of the Subsidiaries is a party, or by which the Borrower or any of the Subsidiaries or any of its assets or properties are bound, or (b) be in conflict with, result in a breach of, or constitute (after the giving of notice of lapse of time or both) a default under, or, except as may be provided in this Agreement, result in the creation or imposition of any Lien of any nature whatsoever upon any of the property or assets of the Borrower or any of the Subsidiaries pursuant to, any such Contract, indenture, agreement or other instrument. Neither the Borrower nor any of the Subsidiaries is required to obtain any Government Approval, consent or authorization from, or to file any declaration or statement with, any governmental instrumentality or agency in connection with or as a condition to the execution, delivery or performance of the Loan Documents.

      Section 3.04 Litigation. Except as disclosed on Schedule 3 annexed hereto, there is no action, suit or proceeding at law or in equity or by or before any governmental instrumentality or other agency now pending or, to the knowledge of the Borrower, threatened against or affecting the Borrower or any of the Subsidiaries or any of their respective assets, which, if adversely determined, would have a material adverse effect on any of such assets or on the business, operations, properties, assets or condition, financial or otherwise, of the Borrower or any Subsidiary.

      Section 3.05 Material Contracts.

            (a) Except as disclosed on Schedule 4 annexed hereto, neither the Borrower nor any of the Subsidiaries is a party to any Contract, agreement or instrument or subject to any charter or other corporate or organizational restriction materially adversely affecting its business, properties, assets, operations or condition, financial or otherwise, or subject to any liability or obligation under or relating to any collective bargaining agreement, or in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any Contract, agreement or instrument to which it is a party or by which any of its assets or properties is bound, which default, individually or in the aggregate, would materially adversely affect the assets or properties of the Borrower or such Subsidiary.

            (b) Without limitation of Section 3.05(a), there does not exist any "Default" or "Event of Default" in connection with payment of the Batchelor Debt or under and as defined in the Batchelor Collateral Agreements.

            (c) Each of the Stock Purchase Agreement and the Asset Purchase Agreement are in full force and effect, and there is no existing default thereunder on the part of any party thereto.

      Section 3.06 Title to Properties. The Borrower and each of the Subsidiaries has good and marketable title to all of its properties and assets, free and clear of all mortgages, security interests, restrictions, encumbrances or other Liens of any kind, except for restrictions on the nature of use thereof imposed by Applicable Law, and except for (a) those Liens in favor of Batchelor on the specific assets and properties of Borrower and its Subsidiaries which are listed on Schedule 5 annexed hereto, and Permitted Liens, none of which materially interfere with the use and enjoyment of such properties and assets in the normal course of the Business Operations as presently conducted, or materially impair the value of such properties and assets for the purpose of such business.

      Section 3.07 Real Property. Schedule 6 annexed hereto sets forth a correct and complete list of all Real Properties currently owned, leased or occupied by the Borrower and/or any of the Subsidiaries. Neither the Borrower nor any of the Subsidiaries owns any Real Properties. The Borrower and each Subsidiary has a valid lessee's interest in each Real Property currently leased or occupied by the Borrower or such Subsidiary. Neither the Borrower, any Subsidiary, or, to the Borrower's or each Subsidiary's knowledge, any other party thereto, is in material breach or violation of any requirements of any such lease; and such Real Properties are adequate for the current and proposed businesses of the Borrower and the Subsidiaries.

      Section 3.08 Machinery and Equipment. To the best of Borrower's knowledge, the aircraft, engines, other personal property used in the Business, including the machinery and equipment owned and/or used by the Borrower and the Subsidiaries is, as to each individual material item of machinery and equipment, and in the aggregate as to all such machinery and equipment, in good and usable condition and in a state of good maintenance and repair (reasonable wear and tear excepted), and adequate for its use in the Business Operations.

      Section 3.09 Capitalization. Except as set forth in Schedule 7 annexed hereto, the Borrower does not, directly or indirectly, own any capital stock of or any form of equity interest in any other Person.

      Section 3.10 Solvency. The borrowing made or to be made by the Borrower under this Agreement does not and will not render the Borrower insolvent or with unreasonably small capital for its business; the fair saleable value of all of the assets and properties of the Borrower does now, and will, upon the funding of the Loan and the other Batchelor Debt contemplated hereby and pursuant to the Acquisition Agreement, exceed the aggregate consolidated liabilities and Indebtedness of the Borrower (including contingent liabilities); neither the Borrower nor any Subsidiary is contemplating either the filing of a petition under any state or federal bankruptcy or insolvency law, or the liquidation of all or any substantial portion of its assets or property; the Borrower has no knowledge of any Person contemplating the filing of any such petition against the Borrower or any Subsidiary; and the Borrower reasonably anticipates that it and each of its Subsidiaries will be able to pay their respective debts as they mature.

      Section 3.11 Full Disclosure. No statement of fact made by or on behalf of the Borrower in this Agreement, or in any information memorandum, business summary, agreement, certificate, schedule or other statement (written or oral) furnished to the Lender pursuant hereto, contains or will contain any untrue statement of a material fact, or omits or will omit to state any material fact necessary to make any statements contained herein or therein not misleading. Except for matters of a general economic or political nature which do not affect the Borrower or any Subsidiary uniquely, there is no fact presently known to the Borrower or any Subsidiary which has not been disclosed to the Lender, which materially adversely affects, or so far as the Borrower or any Subsidiary can foresee, will materially adversely affect, the Borrower's or any Subsidiary's property, business, operations or condition (financial or otherwise).

      Section 3.12 No Investment Company. The Borrower is not an "investment company", or a company "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended.

      Section 3.13 Margin Securities. The Borrower does not own or have any present intention of acquiring any "margin security" within the meaning of Regulation G (12 CFR Part 207), or any "margin stock" within the meaning of Regulation U (12 CFR Part 221), of the Board of Governors of the Federal Reserve System (herein called "margin security" and "margin stock"). None of the proceeds of the Loan will be used, directly or indirectly, for the purpose of purchasing or carrying, or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry, any margin security or margin stock or for any other purpose which might constitute the transactions contemplated hereby a "purpose credit" within the meaning of said Regulation G or Regulation U, or cause this Agreement to violate any other regulation of the Board of Governors of the Federal Reserve System or the Securities Exchange Act of 1934, as amended, or any rules or regulations promulgated under such statutes.

      Section 3.14 ERISA. Neither the Borrower nor any ERISA Affiliate of the Borrower maintains or has any obligation to make any contributions to any pension, profit sharing or other similar plan providing for deferred compensation to any employee. With respect to any such plan(s) as may now exist or may hereafter be established by the Borrower or any ERISA Affiliate of the Borrower, and which constitutes an "employee pension benefit plan" within the meaning of Section 3(2) of ERISA (a) the Borrower or the subject ERISA Affiliate has paid and shall cause to be paid when due all amounts necessary to fund such plan(s) in accordance with its terms, (b) except for normal premiums payable by the Borrower to the Pension Benefit Guaranty Corporation ("PBGC"), the Borrower or the subject ERISA Affiliate has not taken and shall not take any action which could result in any Liability to the PBGC, or any of its successors or assigns,
(c) the present value of all accrued benefits thereunder shall not at any time exceed the value of the assets of such plan(s) allocable to such accrued benefits, (d) there have not been and there shall not be any transactions such as would cause the imposition of any tax or penalty under Section 4975 of the Code or under Section 502 of ERISA, which would adversely affect the funded benefits attributable to the Borrower or the subject ERISA Affiliate, (e) there has not been and there shall not be any termination or partial termination thereof (other than a partial termination resulting solely from a reduction in the number of employees of the Borrower or an ERISA Affiliate of the Borrower, which reduction is not anticipated by the Borrower), and there has not been and there shall not be any "reportable event" (as such term is defined in Section 4043(b) of ERISA) on or after the effective date of Section 4043(b) of ERISA with respect to any such plan(s) subject to Title IV of ERISA, (f) no "accumulated funding deficiency" (as defined in Section 412 of the Code) has been or shall be incurred on or after the effective date of Section 412 of the Code, (g) except as otherwise reflected on Schedule 6, such plan(s) have been and shall be determined to be "qualified" within the meaning of Section 401(a) of the Code, and have been and shall be duly administered in compliance with ERISA and the Code, and (h) the Borrower is not aware of any fact, event, condition or cause which might adversely affect the qualified status thereof. As respects any "multi-employer plan" (as such term is defined in Section 3(37) of ERISA) to which the Borrower or any ERISA Affiliate thereof has heretofore been, is now, or may hereafter be required to make contributions, the Borrower or such ERISA Affiliate has made and shall make all required contributions thereto, and there has not been and shall not be any "complete withdrawal" or "partial withdrawal" (as such terms are respectively defined in Sections 4203 and 4205 of ERISA) therefrom on the part of the Borrower or such ERISA Affiliate.

      Section 3.15 Compliance with Laws. The Borrower and the Subsidiaries are in compliance in all material respects with all occupational safety, health, wage and hour, employment discrimination, environmental, flammability, labeling and other Applicable Law which are material to the Business Operations, and neither the Borrower nor any Subsidiary is aware of any state of facts, events, conditions or occurrences which may now or hereafter constitute or result in a violation of any of such Applicable Law, or which may give rise to the assertion of any such violation, the effect of which could have a material adverse effect on the Borrower or any Subsidiary.

      Section 3.16 Licenses and Permits. The Borrower and each Subsidiary has all federal, state and local licenses and permits required to be maintained in connection with and material to the Business Operations, including, without limitation, all DOT Route Certificates and FAA Certifications to own and operate an airline which may be required to be possessed by Arrow to operate its business, and all such licenses and permits are valid and in full force and effect. There is no circumstance or condition that would cause or permit any of such licenses or permits to be voided, revoked or withdrawn.

      Section 3.17 Environmental Laws.

            (a) The Borrower and each Subsidiary has complied in all material respects with all Environmental Laws relating to its business and properties, and there exist no Hazardous Substances or underground storage tanks on any properties now owned or occupied by the Borrower or any Subsidiary the existence of which would have a material adverse effect on the business, properties, assets, operations or condition, financial or otherwise, of the Borrower or any Subsidiary, except those that are stored and used in compliance with Applicable Laws.

            (b) To the best of the Borrower or any Subsidiary's knowledge, there exist no past or present violations of Environmental Laws which will result in a material adverse effect on the business, operations, prospects, assets, property or condition (financial or otherwise) of the Borrower or any Subsidiary.

            (c) During the term of this Agreement, and for so long as any Obligations remain outstanding, the Borrower shall, and shall cause each Subsidiary to, comply in all material respects with all applicable Environmental Laws, and shall, in addition, promptly notify the Lender of any and all claims, demands or Notices received under any Environmental Laws and the Borrower's or any Subsidiary's response thereto.

            (d) As used in this Section 3.18 and in Section 5.11 below, the following terms have the following meanings:

            "Environmental Laws" include all federal, state, and local laws, rules, regulations, ordinances, permits, orders, and consent decrees agreed to by the Borrower or any Subsidiary, relating to health, safety, and environmental matters applicable to the business and property of the Borrower or any Subsidiary. Such laws and regulations include but are not limited to the Resource Conservation and Recovery Act ("RCRA"), 42 U.S.C. ss.6901 et seq., as amended; the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), 42 U.S.C. ss.9601 et seq., as amended; the Toxic Substances Control Act ("TSCA"), 15 U.S.C. ss.2601 et seq., as amended; and the Clean Water Act, 33 U.S.C. ss.1331 et seq., as amended.

            "Hazardous Substances", "Release", "Respond" and "Response" shall have the meanings assigned to them in CERCLA, 42 U.S.C. ss.9601, as amended.

            "Notice" means any summons, citation, directive, information request, notice of potential responsibility, notice of violation or deficiency, order, claim, complaint, investigation, proceeding, judgment, letter, or other communication, written or oral, actual or threatened, from the United States Environmental Protection Agency or other federal, state, or local agency or authority, or any other entity or individual, public or private, concerning any intentional or unintentional act or omission which involves management of Hazardous Substances on or off any Real Properties; the imposition of any lien on any Real Properties, including but not limited to liens asserted by government entities in connection with any Borrower's or Subsidiary's response to the presence or Release of Hazardous Substances; and any alleged violation of or responsibility under any Environmental Laws.

IV. CONDITIONS OF MAKING THE LOANS

      The obligation of the Lender to make the Loan hereunder and to consummate the other transactions contemplated hereby are subject to the following conditions precedent:

      Section 4.01 Representations and Warranties. The representations and warranties set forth in Article III hereof shall be true and correct on and as of the date of the funding of the Loan.

      Section 4.02 Loan Documents. The Borrower, the Guarantors, the Companies, and the applicable Subsidiaries shall have duly executed and/or delivered to the Lender, upon the execution of this Agreement, all of the following:

            (a) The various Loan Documents, including (i) the Note duly executed by the Borrower, (ii) the Guaranty duly executed by the Guarantors,
(iii) the Mortgage and Security Agreements duly executed by each of the Asset Owners and owners of the Additional Assets, and (iv) the Pledge Agreement duly executed by each of the Borrower Stockholders, the Borrower and the record owners of 100% of the shares of capital stock of each of the Companies and other Subsidiaries of the Borrower;

            (b) A certificate of the Secretary or an Assistant Secretary of the Borrower certifying the vote of the Board of Directors of the Borrower, authorizing and directing the execution and delivery of this Agreement, the Note, and all further agreements, instruments, certificates and other documents pursuant hereto and thereto;

            (c) A certificate of the Secretary or an Assistant Secretary of the Borrower certifying the names of the officers of the Borrower who are authorized to execute and deliver this Agreement, the Note, and all Loan Documents, instruments, certificates and other documents to be delivered pursuant hereto and thereto, together with the true signatures of such officers. The Lender may conclusively rely on such certificate until the Lender shall receive any further such certificate canceling or amending the prior certificate and submitting the signatures of the officers named in such further certificate;

            (d) Such other agreements, instruments, documents and certificates as the Lender or its counsel may reasonably request.

      Section 4.03 Legal Opinion. The Lender shall have received the favorable written opinion of legal counsel to the Borrower, and/or other such counsel acceptable to the Lender, dated the Agreement Date, satisfactory to the Lender and its counsel in scope and substance.

      Section 4.04 Closing under Acquisition Agreement. The closing of the acquisition by Borrower of the capital stock of the Companies and the other transactions contemplated by the Acquisition Agreement shall have been consummated in a manner satisfactory to the Borrower.

      Section 4.05 Execution of Stock Purchase Agreement, Asset Purchase Agreement and Transaction Closing Documents. The Borrower and Tirri shall have
(a) executed and delivered to the Lender the Stock Purchase Agreement and the Asset Purchase Agreement, together with all exhibits and schedules thereto and
(b) executed and delivered the Management Agreement, and shall have caused the applicable Subsidiaries of Borrower to have executed and delivered the Transaction Security Agreement, the Joinder and Assumption Agreement and such other and further documents and instruments to be executed and delivered at the Transaction Closings in favor of the Lender (the "Transaction Closing Documents"); which Transaction Closing Documents shall be held in escrow by Greenberg Traurig, counsel to the Lender, pending satisfaction of the HSR Condition.

      Section 4.06 Further Matters. All legal matters, and the form and substance of all documents, incident to the transactions contemplated hereby shall be satisfactory to counsel for the Lender.

      Section 4.07 HSR Act Filing. The Borrower and its "ultimate parent entit(ies)" if any, shall (a) have completed to the satisfaction of the Lender all applications and forms required to file under the HSR Act, (b) paid or delivered to Lender, a check in the amount of $45,000 to defray a portion of Lender's HSR Act filing fees, and (c) executed and delivered all such other and further documents and supporting materials which Lender shall reasonably request in order to promptly make all filings under the HSR Act on behalf of the Lender and the Borrower (or their ultimate parent entities) and seek early termination of the waiting period thereunder.

      Section 4.08 No Default. No Default or Event of Default shall have occurred and be continuing.

V. AFFIRMATIVE COVENANTS

      The Borrower hereby covenants and agrees that, from the date hereof and until all Obligations (whether now existing or hereafter arising) have been paid in full, the Borrower shall, and shall cause each of its Subsidiaries to:

      Section 5.01 Corporate and Insurance. Do or cause to be done all things necessary to at all times (a) preserve, renew and keep in full force and effect its corporate or other legal existence, rights, licenses, permits and franchises, (b) comply with this Agreement and any other agreements and instruments executed and delivered hereunder (to the extent a party thereto),
(c) maintain, preserve and protect all of its franchises and material trade names, and preserve all of its material property used or useful in the conduct of its business and keep the same in good repair, working order and condition (reasonable wear and tear excepted), and from time to time make, or cause to be made, all needed and proper repairs, renewals, replacements, betterments and improvements thereto, so that the Business Operations carried on in connection therewith may be properly and advantageously conducted at all times, (d) maintain such insurance as may be required under the Batchelor Collateral Agreements and the Mortgage and Security Agreement from time to time, and, with respect to all liability coverages included therein, name the Lender as an additional insured as its interests appear and provide for the Lender to receive written notice thereof at least thirty (30) days prior to any cancellation, modification or non-renewal of the subject policy, and (e) comply with all Applicable Law material to its Business Operations, whether now in effect or hereafter enacted, promulgated or issued. The Borrower will provide to the Lender a certificate of the foregoing insurance, promptly upon request.

      Section 5.02 Payment of Taxes. File, pay and discharge, or cause to be paid and discharged, all taxes, assessments and governmental charges or levies imposed upon the Borrower and/or any Subsidiary or upon its income and profits or upon any of its property (real, personal or mixed) or upon any part thereof, before the same shall become in default, as well as all lawful claims for labor, materials, supplies and otherwise, which, if unpaid when due, might become a Lien or charge upon such property or any part thereof; provided, however, that neither the Borrower nor any Subsidiary shall be required to pay and discharge or cause to be paid and discharged any such tax, assessment, charge, levy or claim so long as (a) the validity thereof shall be contested in good faith by appropriate proceedings and the Borrower or such Subsidiary shall have set aside on its books adequate reserves with respect to any such tax, assessment, charge, levy or claim so contested, and (b) payment with respect to any such tax, assessment, charge, levy or claim shall be made before any of the Borrower's or such Subsidiary's property shall be seized or sold in satisfaction thereof.

      Section 5.03 Notice of Proceedings. Give prompt written notice to the Lender of (a) any proceedings instituted against the Borrower or any Subsidiary in any federal or state court or before any commission or other regulatory body, whether federal, state or local, which, if adversely determined, could have a material adverse effect upon the Borrower's or any Subsidiary's business, operations, properties, assets or condition, financial or otherwise, (b) the occurrence of any Default or Event of Default, and the action that the Borrower has taken, is taking, or proposes to take with respect thereto, and (c) the occurrence of any "Default" or "Event of Default" in payment of the Batchelor Debt or under and as defined in the Batchelor Collateral Agreements, and the action taken, being taken or proposed to be taken with respect thereto.

      Section 5.04 Periodic Reports. Furnish to the Lender:

            (a) Within thirty (30) calendar days after the end of each calendar month, consolidated and consolidating unaudited balance sheets, statements of income and statements of cash flows of the Borrower and its Subsidiaries, together with supporting schedules thereto, prepared by the Borrower and certified by the Borrower's Chairman, President, Executive Vice President, Chief Financial Officer or Chief Accounting Officer, such balance sheets to be as of the close of such calendar month and such statements of income and statements of cash flows to be for the period from the beginning of the then-current calendar month to the end of such fiscal quarter, together with comparative statements of income and cash flows for the corresponding period in the immediately preceding Fiscal Year, in each case subject to normal audit and year-end adjustments which shall not be material;

            (b) Concurrently with the delivery of each of the financial statements required by Section 5.04(a) above, a certificate on behalf of the Borrower (signed by the Chairman, President, Executive Vice President, Chief Financial Officer or Chief Accounting Officer of the Borrower), certifying that he has examined the provisions of this Agreement and that no Default or Event of Default has occurred and/or is continuing; and

            (c) Promptly, from time to time, such other information regarding the Borrower's or any Subsidiary's operations, assets, business, affairs and financial condition, as the Lender may reasonably request.

      Section 5.05 Books and Records; Inspection. Maintain centralized books and records regarding all of the Business Operations at the Borrower's principal place of business, and permit agents or representatives of the Lender to inspect, at any time during normal business hours, upon reasonable notice, all of the Borrower's and its Subsidiaries' Business Operations, and books and records, and to make copies, abstracts and/or reproductions thereof.

      Section 5.06 Accounting. Maintain a standard system of accounting in order to permit the preparation of financial statements in accordance with GAAP.

      Section 5.07 Reimbursements. Pay or reimburse the Lender or other appropriate Persons on demand for all costs, expenses and other charges incurred or payable in connection with the transactions contemplated by this Agreement, regardless of whether the transactions are in fact consummated, including but not limited to any and all search fees, recording fees and legal fees.

      Section 5.08 Environmental Response. In the event of any discharge, spill, injection, escape, emission, disposal, leak or other Release of Hazardous Substances on any Real Property owned or leased by the Borrower or any Subsidiary, which is not authorized by a permit or other approval issued by the appropriate governmental agencies, and which requires notification to or the filing of any report with any federal or state governmental agency, the Borrower shall promptly: (i) notify the Lender; and (ii) comply with the notice requirements of the Environmental Protection Agency and applicable state agencies, and take all steps necessary to promptly clean up such discharge, spill, injection, escape, emission, disposal, leak or other Release in accordance with all applicable Environmental Laws and the Federal National Contingency Plan, and, if required, receive a certification from all applicable state agencies or the Environmental Protection Agency, that such Real Property has been cleaned up to the satisfaction of such agency(ies).

      Section 5.09 Business Operations. Obtain the prior written approval of the Lender before (a) making any material changes in the Business Operations of the Borrower or any Subsidiary outside of the ordinary course of the Business Operations, or (b) with respect to Arrow, the Assets or the operation of the cargo airline business conducted by Arrow, making any Capital Expenditures, route changes, entering into any Contracts involving a commitment of $50,000 or more, rescheduling employees or otherwise making any changes not consistent with past practice.

      Section 5.10 Use of Proceeds. Cause all proceeds of the Loan to be utilized solely in the manner and for the purposes set forth in Section 2.02 hereof.

      Section 5.11 Board of Directors. At any and all times when the Lender or any of its Affiliates shall hold any shares of capital stock of the Borrower or any Subsidiaries under the Pledge Agreement or otherwise: (a) provide to the Lender notice of all meetings of the Boards of Directors or other governing bodies of the Company and each of the Subsidiaries, together with copies of all documents and information provided to the members of such Boards of Directors or other governing bodies; (b) permit a representative of the Lender to attend, as an observer, each meeting of such Boards of Directors or other governing bodies; and (c) provide to the Lender, promptly after the preparation thereof, copies of all minutes or action by written consent of such Boards of Directors or other governing bodies.

VI. NEGATIVE COVENANTS

      The Borrower hereby covenants and agrees that, until all Obligations (whether now existing or hereafter arising) have been paid in full, unless the Lender shall otherwise consent in writing, the Borrower shall not, and shall not permit any of the Companies or any other Subsidiary to, directly or indirectly:

      Section 6.01 Indebtedness and Liabilities. Incur, create, assume, become or be liable in any manner with respect to, or permit to exist, any Indebtedness or liability, other than:

            (a) Indebtedness to the Lender pursuant to this Agreement;

            (b) Batchelor Debt pursuant to the Acquisition Agreement;

            (c) Liabilities with respect to trade obligations, accounts payable, operating leases and other normal accruals incurred in the ordinary course of business, or with respect to which the Borrower or the subject Subsidiary is contesting in good faith the amount or validity thereof by appropriate proceedings, and then only to the extent that the Borrower or the subject Subsidiary has set aside on its books adequate reserves therefor;

            (d) Indebtedness existing on the Agreement Date and reflected in the Financial Statements or the footnotes thereto or owed to those Persons, in those amounts and having those maturities as set forth in Schedule 8 annexed hereto;

            (e) Capitalized Leases reflected in the Financial Statements, and Capitalized Leases hereafter entered into by the Borrower or its Subsidiaries in the ordinary course of the Business Operations and within the limitations of
Section 6.09 hereof; and

            (f) Purchase money indebtedness incurred in connection with the Borrower's or its Subsidiaries' acquisition of capital assets, within the limitations of Section 6.09 hereof.

      Section 6.02 Liens. Create, incur, assume or suffer to exist any Lien or other encumbrance of any nature whatsoever on any of its assets, now or hereafter owned, other than:

            (a) Subject to Section 5.02 above, Liens securing the payment of taxes which are either not yet due or the validity of which is being contested in good faith by appropriate proceedings, and as to which the Borrower or the subject Subsidiary shall have set aside on its books adequate reserves;

            (b) Deposits under workers' compensation, unemployment insurance and social security laws, or to secure the performance of bids, tenders, contracts (other than for the repayment of money borrowed) or leases, or to secure statutory obligations or surety or appeal bonds, or to secure indemnity, performance or other similar bonds in the ordinary course of business;

            (c) Liens imposed by law, such as carriers', warehousemen's or mechanics' liens, incurred by the Borrower or any Subsidiary in good faith in the ordinary course of business and discharged promptly after same are incurred, and fully bonded Liens arising out of a judgment or award against the Borrower or any Subsidiary with respect to which the Borrower or such Subsidiary shall currently be prosecuting an appeal, a stay of execution pending such appeal having been secured;

            (d) Liens in favor of Batchelor as agent under the Batchelor Collateral Agreements, and other Liens in existence on the Agreement Date as disclosed in Schedule 2 annexed hereto;

            (e) Other Liens incurred in connection with indebtedness expressly permitted pursuant to Section 6.01(e) and/or Section 6.01(f) above, but only to the extent that such Liens secure indebtedness in amounts not in excess of those permitted by such Section 6.01(d) and/or Section 6.01(e), and only to the extent that such Liens to not extend to any assets or property other than the specific assets or properties acquired pursuant to such permitted indebtedness;

            (f) Encumbrances consisting of easements, rights-of-way, survey exceptions and other similar restrictions on the use of Real Property, or minor irregularities in title thereto which do not materially impair the use of such property in the operation of the business of the Borrower and its Subsidiaries; and

            (g) Liens arising out of judgments or awards with respect to which the Borrower or the subject Subsidiary shall be prosecuting an appeal in good faith and in respect of which a stay of execution shall have been issued.

      Section 6.03 Guarantees. Guarantee, endorse or otherwise in any manner become or be responsible for obligations of any other Person, except (a) endorsements of negotiable instruments for collection in the ordinary course of business, (b) guarantees of the Subsidiaries' obligations under the Batchelor Collateral Agreements, and (c) other guarantees by the Borrower of obligations of the Subsidiaries up to a maximum principal amount of $200,000 at any one time outstanding.

      Section 6.04 Sales of Assets and Management. (a) Sell, lease, transfer, encumber or otherwise dispose of any of the Borrower's or any Subsidiary's properties, assets, rights, licenses or franchises other than (i) sales of inventory in the ordinary course of business, (ii) licenses, joint ventures and related transactions entered into, modified or terminated in the ordinary course of business, (iii) the disposition of obsolete personal properties in the ordinary course of business, or (iv) the sale of the equipment and assets under Capitalized Leases (excluded, however, any of the Assets or Additional Assets covered by the Asset Purchase Agreement), (b) turn over the management of, or enter into any management contract with respect to, the Business Operations or such properties, assets, rights, licenses or franchises, or (c) permit any Affiliate of the Borrower to own or obtain any patent, patent application, license, trademark or other intangible asset relating to the Business Operations.

      Section 6.05 Sale-Leaseback. Enter into any arrangement, directly or indirectly, with any Person whereby the Borrower or any Subsidiary shall sell or transfer any property (real, personal or mixed) used or useful in the Business Operations, whether now owned or hereafter acquired, and thereafter rent or lease such property.

      Section 6.06 Investments; Acquisitions. Make any Investment in, or otherwise acquire or hold securities (including, without limitation, capital stock and evidences of indebtedness) of, or make loans or advances to, or enter into any arrangement for the purpose of providing funds or credit to, any other Person (including any Affiliate), except:

            (a) existing Investments in the Subsidiaries, and loans by the Borrower to the Subsidiaries out of the proceeds of the Loan hereunder;

            (b) advances to employees of the Borrower or the Subsidiaries: (i) for business expenses not to exceed at any time $50,000 in the aggregate, and
(ii) for personal needs not to exceed at any time $50,000 in the aggregate as to all employees of the Borrower and the Subsidiaries; and

            (c) investments in obligations of the United States or certificates of deposit of commercial banks reasonably satisfactory to the Lender.

      Section 6.07 Corporate Form; Acquisitions. Dissolve or liquidate, or consolidate or merge with or into, sell all or substantially all of the assets of the Borrower or any Subsidiary to, or acquire all or substantially all of the securities, assets or properties of, any other Person.

      Section 6.08 Dividends and Redemptions. Directly or indirectly declare or pay any dividends, or make any distribution of cash or property, or both (other than dividends solely in the form of common stock of the Borrower), to any Person in respect of any of the shares of the capital stock of the Borrower, or directly or indirectly redeem, purchase or otherwise acquire for consideration any securities or shares of the capital stock of the Borrower or any other Person.

      Section 6.09 Capital Expenditures. Make aggregate expenditures for capital assets (whether through cash purchase, principal payments under Capitalized Leases, or otherwise) in excess of (a) $25,000 in the aggregate for the Borrower and all Subsidiaries, or $50,000 in the aggregate for Arrow or with respect to capital assets or Capitalized Leases to replace any of the Assets or Additional Assets subject to the provisions of the Asset Purchase Agreement and exhibits thereto..

      Section 6.10 Change of Business. Directly or indirectly: (a) engage in a business materially different from the general nature of the Business Operations as now being conducted or as same may hereafter be reasonably expanded from time to time in like areas of business, (b) change in any manner or wind up any portion of the Business Operations of Arrow, or cease any of Arrow's normal Business Operations, or (c) suffer any material disruption, interruption or discontinuance of a material portion of its normal Business Operations for a period in excess of thirty (30) consecutive days.

      Section 6.11 Certain Amendments. Agree, consent, permit or otherwise undertake to amend, revoke or modify any of the terms or provisions of (a) the Borrower's or any Subsidiary's Certificate of Incorporation or By-Laws or other organizational documents in a manner which may impair in any respect any of the Lender's rights hereunder, (b) any of the Batchelor Collateral Agreements or the Acquisition Agreement in any manner, (c) any Contract relating to Arrow or Arrow's Business Operations, or (d) any other Contract which is material to the consolidated Business Operations of the Borrower.

      Section 6.12 Issuance of Capital Stock. Neither the Borrower nor any corporate Guarantor or Pledgor under the Pledge Agreement shall issue any shares of its capital stock or any options, warrants, rights, or other securities exercisable for or convertible into shares of capital stock of any such Person.

VII. DEFAULTS

      Section 7.01 Events of Default. Each of the following events is herein, and in the Note, sometimes referred to as an Event of Default:

            (a) if any representation or warranty made in this Agreement, in the Stock Purchase Agreement, the Asset Purchase Agreement, or in any report, certificate, financial statement, instrument or other statement furnished in connection herewith or therewith or the borrowing hereunder, shall be false, inaccurate or misleading in any material respect when made or when deemed made hereunder;

            (b) any default in the payment of any principal or interest under the Note or any other Obligations of the Borrower to the Lender when the same shall be due and payable, whether at the due date thereof or at a date required for prepayment or by acceleration or otherwise;

            (c) any default in the due and timely observance, payment or performance of (i) any covenant, condition or agreement contained in any Section of Article VI hereof, or (ii) any covenant, condition or agreement to be performed on behalf of the Lender which is contained in the Stock Purchase Agreement or the Asset Purchase Agreement, in each case, which, if capable of being cured, is not fully cured within ten (10) days after the occurrence thereof;

            (d) any default in the due observance or performance of any covenant, condition or agreement to be observed or performed under Article V hereof, or otherwise pursuant to the terms hereof, and the continuance of such default unremedied for a period of ten (10) days after written notice thereof to the Borrower;

            (e) any default with respect to any indebtedness for money borrowed of the Borrower or any of the Subsidiaries (other than to the Lender) in an amount in excess of $250,000, if the effect of such default is to permit the holder to accelerate the maturity of any such indebtedness for money borrowed or to cause such indebtedness for money borrowed to become due prior to the stated maturity thereof (provided that any such default shall not be an

Event of Default hereunder unless and until the earlier of (i) ten (10) days after the occurrence of such default, or (ii) the acceleration of the maturity of such indebtedness for money borrowed).

            (f) any Default or Event of Default by the Borrower or Tirri in connection with the Batchelor Debt or under the Batchelor Collateral Agreements;

            (g) if the Borrower or any Subsidiary shall: (i) apply for or consent to the appointment of a receiver, trustee, custodian or liquidator of it or any of its properties, (ii) admit in writing its inability to pay its debts as they mature, (iii) make a general assignment for the benefit of creditors,
(iv) be adjudicated a bankrupt or insolvent or be the subject of an order for relief under Title 11 of the United States Code, or (v) file a voluntary petition in bankruptcy, or a petition or an answer seeking reorganization or an arrangement with creditors or to take advantage or any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute, or an answer admitting the material allegations of a petition filed against him or it in any proceeding under any such law, or (vi) take or permit to be taken any action in furtherance of or for the purpose of effecting any of the foregoing;

            (h) if any order, judgment or decree shall be entered, without the application, approval or consent of the Borrower or any Subsidiary, by any court of competent jurisdiction, approving a petition seeking reorganization of the Borrower or any Subsidiary, or appointing a receiver, trustee, custodian or liquidator of the Borrower or any Subsidiary, or of all or any substantial part of its assets, and such order, judgment or decree shall continue unstayed and in effect for any period of forty-five (45) days;

            (i) if final judgment(s) for the payment of money in an uninsured amount in excess of $250,000 individually or in the aggregate shall be rendered against the Borrower and/or any of the Subsidiaries, and the same shall remain undischarged or unbonded for a period of thirty (30) consecutive days, during which execution shall not be effectively stayed; or

            (j) the occurrence of any levy upon or seizure or attachment of any property of the Borrower having an aggregate fair value in excess of $250,000 individually or in the aggregate, which levy, seizure or attachment shall not be set aside, bonded or discharged within thirty (30) days after the date thereof.

      Section 7.02 Remedies. Upon the occurrence of any Event of Default, and at all times thereafter during the continuance thereof: (a) the Note, and any and all other Obligations of the Borrower to the Lender, shall, at the Lender's option (except in the case of Sections 7.01(g) and 7.01(h) hereof, the occurrence of which shall automatically effect acceleration, regardless of any action or forbearance in respect of any prior or ongoing Default or Event of Default which may be inconsistent with such automatic acceleration), become immediately due and payable, both as to principal, interest and other charges, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, anything contained herein or in the Note or other evidence of such Obligations to the contrary notwithstanding, (b) all outstanding Obligations under the Note, and all other outstanding Obligations, shall bear interest at the default rate of interest provided in the Note, and
(c) the Lender may file suit against the Borrower on the Note and/or seek specific performance or injunctive relief thereunder (whether or not a remedy exists at law or is adequate.

VIII. ASSIGNMENT.

      Section 8.01 Transfer. Anything in this Agreement to the contrary notwithstanding, the Lender may, at any time and from time to time, without the requirement of any consent of the Borrower if to an Affiliate of the Lender or an Affiliate of the Borrower, or otherwise with the prior written consent of the Borrower (which consent shall not be unreasonably withheld or delayed), and in any such case without in any manner affecting or impairing the validity of any Obligations, transfer and assign all or any portion of its interest in this Agreement and the Note to any Person (an "Assignee Lender") as the Lender may determine (subject to any required consent as hereinabove provided). Upon any such transfer or assignment, the Assignee Lender shall be deemed to succeed (to the extent of the interest assigned) to the rights and obligations of "Lender" for all purposes of this Agreement. The Lender shall endeavor to give written notice to the Borrower prior to making any such transfer or assignment, but the failure to give any such notice shall not affect or impair the assignment so effected.

IX. MISCELLANEOUS

      Section 9.01 Survival. This Agreement and all covenants, agreements, representations and warranties made herein and in the certificates delivered pursuant hereto, shall survive the making by the Lender of the Loan, and the execution and delivery to the Lender of the Note, and shall continue in full force and effect for so long as the Note or any other Obligations are outstanding and unpaid. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and permitted assigns of such party; and all covenants, promises and agreements in this Agreement contained, by or on behalf of the Borrower, shall inure to the benefit of the successors and assigns of the Lender.

      Section 9.02 Indemnification. The Borrower shall indemnify the Lender and its directors, officers, employees, attorneys and agents against, and shall hold the Lender and such Persons harmless from, any and all losses, claims, damages and liabilities and related expenses, including reasonable counsel fees and expenses, incurred by the Lender or any such Person arising out of, in any way connected with, or as a result of: (a) the use of any of the proceeds of the Loan made by the Lender to the Borrower; (b) this Agreement, the ownership and operation of the Borrower's and the Subsidiaries' assets, including all Real Properties and improvements or any Contract, the performance by the Borrower or any other Person of their respective obligations thereunder, and the consummation of the transactions contemplated by this Agreement; and/or (c) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not the Lender or its directors, officers, employees, attorneys or agents are a party thereto; provided that such indemnity shall not apply to any such losses, claims, damages, liabilities or related expenses arising from (i) any unexcused breach by the Lender of any of its obligations under this Agreement, (ii) the willful misconduct or gross negligence of the Lender, provided that any such loss, claim, damage, liability or expense is determined by a court of competent jurisdiction by final judgment to have resulted from the willful misconduct or gross negligence of the Lender and the further finding that such willful misconduct or gross negligence was the primary cause thereof (i.e., more than 50% of the causation), or (iii) the breach of any commitment or legal obligation of the Lender to any Person other than the Borrower or its Affiliates, provided that such breach is determined pursuant to a final and nonappealable decision of a court of competent jurisdiction. The foregoing indemnity shall remain operative and in full force and effect regardless of the expiration of the term of this Agreement, the consummation of the transactions contemplated by this Agreement, the repayment of the Loan, the invalidity or unenforceability of any term or provision of this Agreement or the Note, any investigation made by or on behalf of the Lender, and the content or accuracy of any representation or warranty made by the Borrower under this Agreement. All amounts due under this Section
9.02 shall be payable on written demand therefor, provided, that notwithstanding anything to the contrary contained in this Section 5.02, Borrower's indemnity obligations to Lender hereunder shall not extend beyond the limits set forth in the indemnity provisions of the Asset Purchase Agreement.

      Section 9.03 Governing Law. This Agreement and the Note shall (irrespective of where same are executed and delivered) be governed by and construed in accordance with the laws of the State of Florida (without giving effect to principles of conflicts of laws).

      Section 9.04 Waiver and Amendment. Neither any modification or waiver of any provision of this Agreement or the Note, nor any consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be set forth in writing duly signed or acknowledged by the Lender and the Borrower, and then such waiver or consent shall be effective only in the specific instance, and for the specific purpose, for which given. No notice to or demand on the Borrower in any instance shall entitle the Borrower to any other or future notice or demand in the same, similar or other circumstances.

      Section 9.05 Reservation of Remedies. Neither any failure nor any delay on the part of the Lender in exercising any right, power or privilege hereunder or under the Note shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or future exercise, or the exercise of any other right, power or privilege.

      Section 9.06 Notices. All notices, requests, demands and other communications under or in respect of this Agreement or any transactions hereunder shall be in writing (which may include telegraphic or telecopied communication) and shall be personally delivered or mailed (by prepaid registered or certified mail, return receipt requested), sent by prepaid recognized overnight courier service, or telegraphed or telecopied by facsimile transmission to the applicable party at its address or telecopier number indicated in the Asset Purchase Agreement, or, as to each party, at such other address or telecopier number as shall be designated by such party in a written notice to the other party delivered as aforesaid. All such notices, requests, demands and other communications shall be deemed given when personally delivered or when deposited in the mails with postage prepaid (by registered or certified mail, return receipt requested) or delivered to the telegraph company or overnight courier service, addressed as aforesaid, or when submitted by facsimile transmission to a telecopier number designated by such addressee. No other method of written notice is precluded.

      Section 9.07 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Borrower and the Lender and their respective successors and assigns, except that the Borrower shall not assign any of its rights or obligations hereunder without the prior written consent of the Lender.

      Section 9.08 Consent to Jurisdiction; Waiver of Jury Trial. The Borrower hereby consents to the jurisdiction of all courts of the State of Florida and the United States District Court for the Southern District of Florida, as well as to the jurisdiction of all courts from which an appeal may be taken from such courts, for the purpose of any suit, action or other proceeding arising out of or with respect to this Agreement, the Note, any other agreements, instruments, certificates or other documents executed in connection herewith or therewith, or any of the transactions contemplated hereby or thereby, or any of the Borrower's obligations hereunder or thereunder. The Borrower hereby expressly waives any and all objections which it may have as to venue in any of such courts, and also waives trial by jury in any such suit, action or proceeding. The Lender may file a copy of this Agreement as evidence of the foregoing waiver of right to jury trial.

      Section 9.09 Severability. If any provision of this Agreement is held invalid or unenforceable, either in its entirety or by virtue of its scope or application to given circumstances, such provision shall thereupon be deemed modified only to the extent necessary to render same valid, or not applicable to given circumstances, or excised from this Agreement, as the situation may require, and this Agreement shall be construed and enforced as if such provision had been included herein as so modified in scope or application, or had not been included herein, as the case may be.

      Section 9.10 Captions. The Article and Section headings in this Agreement are included herein for convenience of reference only, and shall not affect the construction or interpretation of any provision of this Agreement.

      Section 9.11 Sole and Entire Agreement. This Agreement, the Note, and the other agreements, instruments, certificates and documents referred to or described herein and therein constitute the sole and entire agreement and understanding between the parties hereto as to the subject matter hereof, and supersede all prior discussions, agreements and understandings of every kind and nature between the parties as to such subject matter.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers on the date set forth below, but all as of the day and year first above written.

Dated:  As of February 5, 1999

                                    INTERNATIONAL AIR LEASES OF PR, INC., INC.


                                    By: /s/  Anthony C. Tirri
                                       -------------------------------------
                                       Anthony C. Tirri, President


                                    /s/ Anthony C. Tirri
                                    ----------------------------------------
                                    ANTHONY C. TIRRI


                                    FINE AIR SERVICES CORP.


                                    By: /s/ J. Frank Fine
                                       -------------------------------------
                                       J. Frank Fine, Chairman


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